Stock Code: 688082 Short Name: ACMSH
ACM Research (Shanghai), Inc.
Records of Investor Relation Activities in March 2023

Categories of investor relation activities	□ Survey by specific investors √ Analyst meeting □ Media interview □ Results briefing □ Press conference □ Roadshow □ On-site visit √ Others (open conference call)
Date	March 2023
Venue	Conference call

Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relation activities
I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) gave a brief introduction to the Company’s performance and financial situation for the year 2022, and answered questions of concern by investors.

II. Q&A:
1. The Company has faster progress in overseas customer development compared to other domestic peers. What are the Company’s strategies for developing international customers? How about the verification of the cleaning and electroplating equipment delivered by the Company last year?
A: It is a long-term development trend for the internationalization of the semiconductor equipment industry. At present, we are still focusing on the domestic market in China, while also hoping to introduce verified products with differentiated technology to the global market. First, as to copper plating equipment, our copper plating equipment was verified in a Chinese factory of an Asian company last year, the verification of which is currently in good order. In the future, we believe there will be greater opportunities for our cooperation with this Asian company with its expansion in other regions of Asia. Second, our back-end packaging products have been practically applied to packaging companies of major international manufacturers in China. Finally, last year, two sets of our equipment entered top tier customers in the U.S. and underwent validation in their U.S. factories, which verification has had a relatively smooth progress and is expected to be completed in the first half of this year. If the equipment performance is verified, we expect to receive repeat orders.
In the future, we intend to use additional efforts to develop international customers. At present, we have had SK Hynix as a customer, and we intend to continue to develop U.S. customers based on this. We have also recently accessed the European market. While further promoting our cleaning technology for these existing markets, we have also continued to focus on the market of Taiwan, China. In addition to cleaning equipment, we believe our existing copper plating equipment is of great potential, particularly as we believe there is only one front-end copper plating company and three back-end advanced packaging companies worldwide, including us, with great opportunities in front-end and back-end packaging technologies. We hope that our front-end equipment can develop smoothly and enter the global market. As to furnace tube equipment, the Company recorded a good traction of LPCVD, ALD and other equipment in China, among which the preliminary verification of our ALD equipment is tracking to plan, which we believe provides good potential for ALD in the international market in the future. Overall, we are currently investing significant effort to expand our sales with additional major global customers.

2. What products drive the rapid increase in the Company’s gross margin? What is the approximate gross margin for furnace tube?
A: Among cleaning equipment, the gross margin for single wafer equipment is higher than that for wet bench equipment, and the gross margin for single wafer equipment varies depending on customer needs and product specifications. The gross margin for copper plating equipment also varies, with front-end equipment having a higher gross margin than back-end equipment. For 2022, a higher mix of front-end copper plating equipment contributed in part to good gross margin.
We have started selling furnace tube equipment, including LPCVD and ALD, this year. Standard furnace tools have an average profit, while ALD furnace has a relatively higher gross margin. We maintain our gross margin target of 40% to 45%.

3. Has the Company taken into full account various factors, such as the pace changes resulting from downstream customer adjustments, to make the annual revenue projection?
A: In January of this year, the Company made a full-year projection mainly based on demand from its mainland China customers for mature nodes.

4. Will the revenue from furnace tube business in 2023 have a growth at several times due to its small base?
A: Last year, revenue from furnace tube and copper plating equipment accounted for about 20% of total revenue, most of which still came from copper plating equipment. We expect revenue from copper plating equipment to grow this year, and we expect that revenue from furnace tube will see even greater growth this year. In terms of furnace tube business, we look forward to the joining of multiple customers this year, which will, in addition to LPCVD equipment, including vacuum tempering and high-temperature tempering, also cover ALD equipment. For ALD equipment, instead of seeking to be awarded vast orders, we hope it can be expanded to multiple customers. This year, we expect furnace tube to contribute good growth for us, primarily owing to the increase in new customers and repeated orders from existing customers.

5. Last year, the Company’s ECP equipment had a very high gross margin, driving up the overall gross margin. Accordingly, the gross margin for the furnace tube segment will probably rebound to around 45% this year, right?
A: No change to our gross profit margin target range of between 40% and 45%.

6. Last year, the U.S. promulgated a series of restrictions on the semiconductor industry, including restrictions on American nationals. What are their impacts on the Company so far? How will the Company address future risks?
A: We abide by the export control laws of both China and the U.S. Our American employees are subject to certain restrictions in connection with R&D of advanced technologies and other related work in or with China. The U.S. laws do not impose such restrictions on the activities of Chinese citizens on our R&D team in China, which comprise the majority of our team, or our R&D personnel participating in advanced node developments at our Korean subsidiary. Accordingly, we believe the restrictions on American citizens under the new U.S. export control regulations have an immaterial impact on us.

Enclosure: List of Participants

Schroder Investment Management
Arohi Asset Management Pte Ltd.
Capital Group
Centerline Investment Management Limited
Hel Ved Capital Management Limited
JK Capital Management Ltd.
Millennium Management Services
NEO-Criterion Capital
Polymer Capital Management
Quartet Capital
VALUE PARTNERS LIMITED
Ontario Teachers' Pension Plan (Asia) Limited
Essence Securities Co., Ltd.
Ernst & Yong Hua Ming (LLP)
Baichuan Fortune (Beijing) Investment Management Co., Ltd.
Beijing Gao Hua Securities Company Limited
Beijing Houte Investment Co. Ltd.
Beijing Qianhe Private Fund Management Co., Ltd.
Beijing Acorn Asset Management Co., Ltd.
Beijing Longrising Asset Management Co., Ltd.
Beixin Ruifeng Fund Management Co., Ltd.
CHASING SECURITIES CO., LTD.
Chuangjin Hexin Fund Management Co., Ltd.
Dajia Asset Management Co., Ltd.
Deqing Yuyang Investment Partnership (L.P.)
Shanghai DIJUN Asset Management Center (L.P.)
First Capital Securities Co., Ltd.
Northeast Securities Co., Ltd.
Oriental Alpha Fund Management Co., Ltd.
Orient Securities Company Limited
Soochow Securities Co., Ltd.
East Asia Qianhai Securities Company Limited
Founder Securities Co., Ltd.
FIL Investment Management (Shanghai) Company Limited
Fullerton Investment Management Co., Ltd.
Furong Fund Management Co., Ltd.
Basis Asset Management Limited
Everbright Pramerica Fund Management Co., Ltd.
Everbright Fortune Evertop Investment Management (Shanghai) Co., Ltd.
Everbright Wealth Management Co., Ltd.
Sun Life Everbright Life Insurance Company Limited.
Everbright Securities Company Limited
Everbright Securities Company Limited (Proprietary Trading)
Guangdong Bisheng Asset Management Co., Ltd.
Guangdong Hengsheng Fund Management Co., Ltd.
Guo Dong Ze Quan Investment Management Co., Ltd.
GF Securities Co., Ltd.

Guangzhou Ruirong Private Equity Fund Management Co., Ltd.
Sealand Securities Co., Ltd.
Guolian Securities Co., Ltd.
Guorong Fund Management Co., Ltd.
Guotai Junan Securities Co., Ltd.
Guotai Securities Investment Trust (Investment Department)
UBS SDIC Fund Management Co., Ltd.
Guosen Securities Co., Ltd.
Guoyuan Securities Company Limited
Hainan Guoshi Capital Management Co., Ltd.
Hainan MetaEssence Assets Management Partnership (Limited Partnership)
Hainan Palm Bay Investment Co., Ltd.
Haitong Innovation Private Fund Management Co., Ltd.
Haitong International Securities Group Limited
HAITONG INTERNATIONAL ASSET MANAGEMENT (HK) LIMITED
Haitong Securities Co., Ltd.
Hangzhou BoLiErXiang Asset Management Company Limited
Hangzhou Chonghe Investment Management Partnership (L.P.)
Hangzhou Chuanbaina Investment Management Co., Ltd.
Hangzhou Farscene Investment Management Co., Ltd.
Hangzhou Kaisheng Investment Management Co., Ltd.
Hangzhou Joy Investment Management Co., Ltd.
HANG SENG INVESTMENT MANAGEMENT LIMITED
Sequoia Capital Investment Management Co., Ltd.
Hua'an Securities Co., Ltd.
Fortune SG Fund Management Co., Ltd.
HUATAI FINANCIAL HOLDINGS (HONG KONG) LIMITED
Huatai Securities Co., Ltd.
Huaxi Securities Co., Ltd. (Proprietary Trading)
China Asset Management Co., Ltd.
HSBC Jintrust Fund Management Company Limited
HSBC Qianhai Securities Limited
Springs Fund Management Co., Ltd.
Jiayu Yinghai (Shanghai) Private Equity Fund Management Co., Ltd.
Harvest Fund Management Limited
Jiangsu Winfast Investment Holding Group Co., Ltd.
Jiangsu Shagang Group Investment Holding Co., Ltd.
Bank of Communications Schroder Fund Management
Invesco GREAT Wall Fund Management Company Limited
Nine Thai Fund Management Co., Ltd.
Kaiyuan Securities Co., Ltd.
Kai’en (Suzhou) Private Fund Management Co., Ltd.
KGI Securities Co., Ltd.
Longwin Asset Management Co., Ltd.
Minsheng Royal Fund Management Co., Ltd.
Mingji Boyuan Investment (Shanghai) Co., Ltd.
JPMorgan Chase Bank (China) Co. Ltd.
Nanfang Tianchen (Beijing) Investment Management Co., Ltd.

Ningbo Gaofu Private Equity Fund Management Partnership (L.P.)
Pengyang Asset Management Co., Ltd.
Ping An Bank Co., Ltd.
CloudAlpha Capital Management Limited
PICC Capital Equity Investment Company Limited
Credit Suisse AG
Credit Suisse Securities China Limited
UBS Securities Co., Ltd.
Cephei Capital Management (Tianjin) Limited
Xiamen Guansheng Private Equity Fund Management Co., Ltd.
Shanghai Bodu Investment Management Co., Ltd.
Orient Securities Asset Management Company Limited
Shanghai Fuying Investment Management Co., Ltd.
Shanghai Genxi Private Equity Fund Management Co., Ltd.
Shanghai Goomoo Investment Management Co., Ltd.
Shanghai Guosheng (Group) Co., Ltd.
Shanghai Guozan Private Equity Fund Management Partnership (L.P.)
Haitong Asset Management Co., Ltd.
United Advance Capital Company Limited
Shanghai Huichen Private Fund Management Company Limited
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jinen Investment Co., Ltd.
Shanghai Genius Investment Management Co., Ltd.
Shanghai Eureka Investment Partner Co., Ltd.
Shanghai Jiuyou Equity Investment Fund Management Co., Ltd.
Shanghai Liyuan Equity Investment Management Co., Ltd.
Shanghai Lingze Private Fund Management Co., Ltd.
Shanghai Minghe Investment Management Co., Ltd.
Shanghai Muchasset Management Co., Ltd.
Shanghai Pudong Development Bank Co., Ltd.
Shanghai Cosea Investment Management Co., Ltd.
Shanghai Senjin Investment Management Co., Ltd.
Shanghai Shangjin Investment Management Partnership (L.P.)
Shanghai Shen Wu Asset Management Co., Ltd.
Shanghai Tinnyinvestment Co., Ltd.
Shanghai Cactus Asset Management Partnership Enterprise
Shanghai Xiansheng Investment Co., Ltd.
Shagnhai Zhongyu Investment Co., Ltd.
Shanghai Zige Investment Management Co., Ltd.
Shenwan Hongyuan Group Co., Ltd.
Shenwan Hongyuan Securities Co. Ltd.
Shenzhen Gohedge Fund Management Co., Ltd.
SHENZHEN WISDOM ASSET MANAGEMENT CO., LTD.
Jasper Capital International, Ltd.
Shenzhen Qianhai Chuangfu Fund Management Co., Ltd.
Shenzhen Qianhai Julong Investment Co., Ltd.
Shenzhen Qianhai Langhuan Capital Management Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.

LEADINGHORSE CAPITAL MANAGEMENT CO., LTD.
Shenzhen Leading Technology Industry Development Co., Ltd.
Shenzhen Qianhai Jiupai Captial Management Partnership (L.P.)
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Kwt Co., Ltd.
Shenzhen China Alpha Investment Research Co., Ltd.
Shenzhen Enjoy Equity Investment Fund Management Co., Ltd.
Shenzhen Xinran Investment Management Co., Ltd.
Capital Securities Corporation Limited
Suyin Financial Management Co., Ltd.
Pacific Alliance Group
Taiping Asset Management Co., Ltd.
China Nature Asset Management Co., Ltd.
Western Securities Co., Ltd.
Tibet Dongcai Fund Management Co., Ltd.
Southwest Securities Co., Ltd.
Xiangcai Securities Co., Ltd.
Xinhua Asset Management Co., Ltd.
Industrial Securities Co., Ltd.
Symbol Investment (Shanghai) Co., Ltd.
Snow Lake Capital (HK) Limited
Yimi Fund Management Co., Ltd.
Chang'an Fund Management Co., Ltd.
Zheshang Securities Co., Ltd.
Zhengzhou Xinyu Investment Management Co., Ltd.
China International Capital Corporation Limited
PICC Asset Management Company Limited
China Galaxy Securities Co., Ltd.
Zhonghai Fund Management Co., Ltd.
Ing-Bob Life Insurance Co., Ltd.
China United Insurance Group Company Limited
Zhongsheng Chenjia (Shenzhen) Private Securities Fund Management Co., Ltd.
Zhongtai Securities Co., Ltd.
CITIC Prudential Asset Management Co., Ltd.
China Securities Co., Ltd.
CITIC Securities Co., Ltd.
China Post Life Insurance Co., Ltd.
China Post Securities Co., Ltd.
CENTRAL CHINA SECURITIES CO., LTD.
Rosefinch Fund Management Co., Ltd.
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The following information is provided in connection with the furnishing of the above Record of March 2023 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.